UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2019

Intercept Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35668 (Commission File Number)	22-3868459 (IRS Employer Identification No.)

10 Hudson Yards, 37th Floor

New York, NY 10001

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 747-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ICPT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Intercept Pharmaceuticals, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on June 20, 2019.

At the Annual Meeting, the Company’s stockholders:

1.	Elected, by separate resolutions, each of the ten nominees nominated to serve on the Board of Directors until the 2020 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

2.	Approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2019 (the “Proxy Statement”).

3.	Ratified the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019.

The final voting results on each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal	For	Withheld	Broker Non-Votes
1. The election, by separate resolutions, of each of the following ten nominees to serve on the Board of Directors until the 2020 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:
a) Paolo Fundarò (Proposal No. 1A)	19,323,365	1,112,306	4,656,113
b) Mark Pruzanski, M.D. (Proposal No. 1B)	19,348,881	1,086,790	4,656,113
c) Srinivas Akkaraju, M.D., Ph.D. (Proposal No. 1C)	18,522,612	1,913,059	4,656,113
d) Luca Benatti, Ph.D. (Proposal No. 1D)	20,282,199	153,472	4,656,113
e) Daniel Bradbury (Proposal No. 1E)	17,422,266	3,013,405	4,656,113
f) Keith Gottesdiener, M.D. (Proposal No. 1F)	20,340,638	95,033	4,656,113
g) Nancy Miller-Rich (Proposal No. 1G)	20,342,860	92,811	4,656,113
h) Gino Santini (Proposal No. 1H)	15,479,587	4,956,084	4,656,113
i) Glenn Sblendorio (Proposal No. 1I)	16,269,597	4,166,074	4,656,113
j) Daniel Welch (Proposal No. 1J)	20,250,038	185,633	4,656,113

Proposal	For	Against	Abstain	Broker Non-Votes
2. The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement	20,048,861	364,116	22,694	4,656,113
3. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019	24,881,456	172,724	37,604	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT PHARMACEUTICALS, INC.

	By:	/s/ Sandip Kapadia
		Name:	Sandip Kapadia
		Title:	Chief Financial Officer and Treasurer

Date: June 25, 2019